EXHIBIT 10.3

                      NOTE PARTICIPATION PURCHASE AGREEMENT

         This AGREEMENT dated May 29, 2009, by and among ______________ ("Seller"), and each of his successors or assigns (________); Infinity Capital Group, Inc. a Maryland corporation (the "Company") and The Pennsylvania Avenue Fund (referred to herein as the "Purchaser").


         WHEREAS, the Purchaser wishes to purchase a participation in a certain promissory note as set forth on Schedule 1 hereto which were issued by the Company in the amounts set forth on Schedule 1, and which has the current outstanding principal balance set forth on Schedule 1 hereof "Note"); and

         WHEREAS, ("Seller") is a bona fide owner and holder of the Note as set forth on Schedule 1 hereto and wishes to sell a participation in such Note to the Purchaser on the terms and subject to the conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto to agree as follows:

         1. In exchange for the sum of Twenty Five Thousand and no/100 United States Dollars (US$25,000.00) (the "Purchase Price"), Seller, upon irrevocable receipt of the Purchase Price, hereby sell, assign, and transfer to Purchaser, without recourse or warranty except as hereafter stated, the following:

     (a)  A  participation  in the Note of an amount of  $25,000 as set forth on
          Schedule 1 hereto (the "Participation Note"); and;

     (b) (i) Seller's pro rata portion of any and all security interests and liens and related property subject thereto from time to time securing payment by obligors under the Participation Note, (ii) Seller's pro rata portion of all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of any indebtedness arising in connection with the Participation Note, each of (b)(i) and (b)(ii) as evidenced by that certain (iii) Security Agreement dated May 29, 2009 attached hereto as Exhibit A (as amended, modified or supplemented from time to time, the "Security Agreement"), and (iv) the Stock Pledge Agreement dated May 29, 2009, attached hereto as Exhibit B (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement").

     (c) Seller hereby acknowledges Purchaser's right to elect to convert any portion of its Participation Note into the Company's Common stock @ $.40 per share, until paid.

         2. The closing of the transaction described herein (the "Closing") shall be completed on or before June __, 2009 (the "Closing Date"). Purchaser and Seller shall exchange documents required hereby for this transaction.


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         3. Each of the parties hereto, respectively, as to itself, individually and on its own behalf, hereby represents and warrants to each other party hereto as follows:

                  (a) Good Standing and Qualification. It has been duly incorporated and is validly existing in good standing under the law of its incorporation jurisdiction, has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted, is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on it or on its business.

                  (b) Due Authorization. All corporate action on the part of its board of directors, members, partners, stockholders or similar governing body necessary for the authorization, execution, delivery of, and the performance of its obligations hereunder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

         4. The Purchaser hereby represents and warrants to each other party hereto that:

                  (a) Purchase for Own Account. The Note will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing, the same.

                  (b) No Solicitation. At no time was the Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Note.

                  (c) Disclosure of Information. Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note. Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Purchaser or to which Purchaser had access.

                  (d) Investment Experience. Purchaser understands that the purchase of the Note involves substantial risk. Purchaser has experience as an investor in securities of companies in the development stage and acknowledges that Purchaser is able to lend for itself, can bear the economic risk of Purchaser's investment in the Note and has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of this investment in the Note and protecting the Purchaser's own interests in connection with this investment in the Note .

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                  (e) Accredited Investor Status. Purchaser is familiar with the definition of, and qualifies as, an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                  (f) Restricted Securities. Purchaser understands that the Note is characterized as a "restricted security" under the Securities Act and Rule 144 promulgated thereunder ("Rule 144") since they were acquired by the Seller from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder, the Note may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser further understands that the Company is under no obligation to register the Note and the Company has no present plans to do so. Furthermore, Purchaser is familiar with Rule 144 and understands the limitations imposed thereby and by the Securities Act on resale of the Note without such registration. Purchaser understands that, whether or not the Note may be resold in the future without registration under the Securities Act, no public market now exists for the Note and that it is uncertain whether a public market will ever exist for the Note.

         5. Seller hereby represents and warrants to each other party here -to that:

                  (a) Upon performance hereunder by Purchaser, Seller waive any breaches, defaults or accelerations in existence on the date hereof under the Note, the Security Agreement, the Stock Pledge Agreement, or any other document or agreement between Seller or either of them and the Company (collectively, the "Related Documents").

                  (b)      Reserved.

                  (c) Subject in each case to the Subordination Agreement, each party hereto agrees to notify the other in advance prior to taking any action to seize any collateral or exercise any right it may have with respect to any collateral, and to cooperate with the other to liquidate collateral as required or permitted in the Related Documents.

         6. The Company hereby represents and warrants to each other party hereto that:

                  (a) The Note and the Related Documents are, and upon the Closing shall be and constitute the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms as to Purchaser as assignee of Seller with respect to the Note and the Related Documents, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                  (b) Immediately after the Closing, the Company shall file at its expense with all applicable authorities, any and all assignments and other documents and things necessary to reflect Seller's assignment of its security interest as to the Note to Purchaser.

         7. Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of New Jersey, without reference to principles of conflict of laws or choice of laws. Venue shall be had in a state court of New Jersey, and no other place without the express prior written consent of all parties.

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         8. Counterparts;  Facsimile Signatures.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered to the Escrow Agent by facsimile, or by email to the Escrow Agent in portable document format (pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

         9. Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (iii) the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation." All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules arc incorporated herein by this reference.

         10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         11. Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

         12. Further Assurances. From and after the date of this Agreement, upon the written request of any party hereto made to any other party hereto, each party hereto shall execute and deliver such other and further instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement. Any such execution and delivery shall in any event be made within three (3) business days after such written request is made.

                            [SIGNATURE PAGES FOLLOW]




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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date first set forth above.

                                     INVESTOR
                                     By:

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________



                                     INFINITY CAPITAL GROUP, INC.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                     THE PENNSYLVANIA AVENUE FUND

                                     By:

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________






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                                   Schedule 1



Principle Balance as of May 29, 2009                          $125,000

Remaining Term Note Principal after Stock payment
         Principal Balance                                    $25,000
         Approximate %                                        20%

Seller
         Balance                                              $100,000
         Retained                                             80%





























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